UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2014

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32179	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI  53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2014, the stockholders of Exact Sciences Corporation (the “Company”) approved an amendment to the Company’s 2010 Employee Stock Purchase Plan (the “Stock Purchase Plan Amendment”) increasing the number of shares reserved for issuance thereunder by 500,000 shares. A description of the terms and conditions of the Stock Purchase Plan Amendment is set forth in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on June 20, 2014 (the “2014 Proxy Statement”) under the heading “Proposal 3-Amendment to the 2010 Employee Stock Purchase Plan”, which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Stock Purchase Plan Amendment set forth in Appendix A to the 2014 Proxy Statement, which is also incorporated by reference herein.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2014, the Company filed with the Delaware Secretary of State an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) increasing the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. The Certificate of Amendment was approved by the Company’s stockholders on July 24, 2014.  A description of the terms and conditions of the Certificate of Amendment is set forth in the 2014 Proxy Statement under the heading “Proposal 4-Amendment to the Certificate of Incorporation”, which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Certificate of Amendment set forth in Appendix B to the 2014 Proxy Statement, which is also incorporated by reference herein.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On July 24, 2014, the Company held its 2014 Annual Meeting of Stockholders.  The certified results of the matters voted upon at the meeting, which are more fully described in the 2014 Proxy Statement, are as follows:

The Company’s stockholders elected the three nominees to the Company’s Board of Directors to serve for three year terms as Class II directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non- Votes
Maneesh K. Arora	51,735,257	1,605,041	21,407,007
James E. Doyle	52,940,054	400,244	21,407,007
Lionel N. Sterling	38,738,730	14,601,568	21,407,007

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non- Votes
51,144,314	1,439,448	756,536	21,407,007

The Company’s stockholders approved the Stock Purchase Plan Amendment, with votes cast as follows:

For	Against	Abstain	Broker Non- Votes
52,437,517	832,656	70,125	21,407,007

The Company’s stockholders approved the Certificate of Amendment, with votes cast as follows:

For	Against	Abstain
66,968,687	7,561,891	216,724

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2014, with votes cast as follows:

For	Against	Abstain
73,609,704	606,696	530,903

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: July 24, 2014	By:	/s/ William Megan
William Megan
Principal Financial Officer